Exhibit 99.1

National Penn Bancshares, Inc.
Announces $125 Million Share Repurchase Plan and
Reports Fourth Quarter and Full Year 2014 Results

•	Approved $125 million common share repurchase plan

•	Completed TF Financial Corporation acquisition and systems conversions

•	Adjusted net income of $0.18 per share, exclusive of TF Financial Corporation acquisition costs

•	Organic loan growth at an annualized rate of 6%

•	Declared first quarter 2015 cash dividend of $0.11 per share

Allentown, Pa. January 22, 2015 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income of $24.5 million, or $0.17 per diluted share, for the fourth quarter of 2014, compared to net income of $25.3 million or $0.18 per diluted share, in the prior quarter. Exclusive of non-recurring costs associated with the acquisition of TF Financial Corporation (“TF Financial”), adjusted net income for the quarter was $26.5 million, or $0.18 per share. Net income for the year was $98.7 million, or $0.70 per diluted share, while adjusted net income was $100.8 million, or $0.71 per share, compared to adjusted net income of $98.1 million, or $0.67 per diluted share, for 2013. Adjusted return on average assets, exclusive of non-recurring costs, remained strong at 1.14% and 1.16% for the fourth quarter and full year 2014, respectively.

National Penn also announced that its Board of Directors approved a 2015 common share repurchase plan of $125 million. The repurchase may be accomplished from time to time in various ways including open market purchases, accelerated share repurchases, or negotiated transactions. Share repurchases, and the amount and timing of any repurchases, will be dependent on factors including requirements of federal securities laws, the company’s capital position and needs, market conditions, and other capital management objectives and opportunities.

“The strength of our balance sheet and the strong earnings profile allow us to continue to return capital to our shareholders” said Scott V. Fainor, president and CEO of National Penn. “This share repurchase plan, coupled with a 10% increase in the cash dividend paid in the fourth quarter, illustrate our commitment to enhancing shareholder value. We are pleased with our strong performance for the year and further encouraged by the positive momentum reflected by our second consecutive quarter of increased loan growth.”

Net Interest Margin and Loan Growth
Net interest income increased to $67.6 million in the fourth quarter from $64.2 million in the third quarter, benefitting from the acquisition of TF Financial on October 24, 2014 with assets of approximately $800 million. The net interest margin declined from 3.43% to 3.33%, primarily as a result of the holding company senior debt issuance late in the third quarter which further enhanced holding company liquidity for the share repurchase plan and other capital planning initiatives. Exclusive of loans acquired from TF Financial, total loans grew at an annualized rate of 6% in the fourth quarter, somewhat offsetting the impact of the prolonged low interest rate environment.

Asset Quality
Although asset quality metrics remain strong, non-performing loans increased in the quarter to $59.1 million from $42.9 million in the third quarter. Classified and criticized loans however, exclusive of TF Financial, declined by approximately $35 million in the fourth quarter. The increase in non-performing loans was primarily driven by one commercial credit which was downgraded from classified to non-performing. The provision for loan losses was increased to $3.5 million from $1.0 million in the prior quarter. A credit mark of 2.7% was recorded on the TF Financial loan portfolio of approximately $600 million.

Other Income and Operating Expenses
Other income in the quarter was enhanced by increased mortgage activity and the related gain on sale of these loans, and the impact of TF Financial.

Operating expenses were relatively comparable on a quarterly basis, totaling $51.8 million in the fourth quarter of 2014 and $52.2 million in the prior quarter, despite the increased expenses associated with TF Financial. The anticipated synergies were realized as the systems conversion was accomplished on an expedited basis. Reflective of year end results, operating expenses for the quarter also reflected reduced expense for incentive compensation.

Capital
National Penn’s Board of Directors declared a first quarter 2015 dividend of eleven cents ($0.11) per common share to shareholders of record as of Monday, February 2, 2015, payable on Tuesday, February 17, 2015. At December 31, 2014, and inclusive of the TF Financial acquisition, capital remained strong as National Penn’s tier 1 common and tangible common equity to tangible assets ratios were 12.82% and 9.30%, respectively.

“I appreciate the contributions of our team throughout 2014,” said Scott V. Fainor. “Due to their efforts, we achieved another year of consistent, high-level performance, reflected by our adjusted return on assets of 1.16%. Additionally, we accomplished many strategic initiatives, including the expedited closing and conversion of TF Financial, an increased rate of loan growth, and the enhancement of our holding company liquidity which position us well for 2015 and beyond.”

Media Contact:    Jacklyn Bingaman, Marketing
(610) 674-1325 or jacklyn.bingaman@nationalpenn.com

Investor Contact:    Michelle H. Debkowski, Investor Relations
(484) 709-3255 or michelle.debkowski@nationalpenn.com

# # #

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $9.8 billion in assets, is a bank holding company headquartered in Allentown, Pennsylvania.  National Penn Bank operates 127 branch offices comprising 119 branches in Pennsylvania, seven in New Jersey and one in Maryland.

National Penn’s financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; Institutional Advisors LLC; and National Penn Insurance Services Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

Statement Regarding Non-GAAP Financial Measures

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•
Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company’s tangible capital trends.

•	Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.

•
Adjusted net income and adjusted return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and adjusted return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•
Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information
This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn’s regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, the geographic concentration of National Penn’s operations, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn’s security systems, the development and maintenance of National Penn’s information technology, potential dilution of National Penn’s shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. Additional risks, uncertainties and other factors relating to the acquisition of TF Financial Corporation include, but are not limited to: expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; the parties are unable to successfully implement integration strategies; and diversion of management time on merger-related issues. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2014

Unaudited, dollars in thousands except share and per share data
	As of
	12/31/2014	9/30/2014	12/31/2013
SUMMARY BALANCE SHEET
Total assets	$9,750,865	$8,633,000	$8,591,848
Investment securities and other securities	2,519,215	2,381,751	2,396,298
Total loans	6,146,457	5,469,842	5,338,219
Deposits	6,729,745	6,287,936	6,072,578
Borrowings	1,720,404	1,141,766	1,282,289
Shareholders' equity	1,188,639	1,107,184	1,131,866
Tangible book value per common share (2)	$5.96	$6.06	$5.94
Tangible common equity / tangible assets (2)	9.30%	10.08%	10.41%

ACQUIRED ASSETS/LIABILITIES (as of 10/24/2014)
Investment securities	$124,288
Total loans	595,241
Deposits	658,432

	Three Months Ended			Twelve Months Ended
	12/31/2014	9/30/2014	12/31/2013	12/31/2014	12/31/2013
EARNINGS
Total interest income	$75,990	$71,368	$72,085	$288,019	$288,279
Total interest expense	8,346	7,138	8,013	30,905	36,217
Net interest income	67,644	64,230	64,072	257,114	252,062
Provision for loan losses	3,500	1,000	1,000	5,751	5,250
Net interest income after provision for loan losses	64,144	63,230	63,072	251,363	246,812
Net gains from fair value changes on subordinated debentures	—	—	—	—	2,111
Net gains on investment securities	13	—	—	21	54
Other non-interest income	23,417	22,871	22,714	92,154	95,902
Acquisition related expenses	2,878	—	—	2,878	—
Loss on debt extinguishment	—	—	—	—	64,888
Corporate reorganization expense	—	—	6,000	—	6,000
Other non-interest expense	51,836	52,158	51,833	208,445	211,023
Income before income taxes	32,860	33,943	27,953	132,215	62,968
Income tax expense	8,383	8,623	6,741	33,509	9,581
Net income	$24,477	$25,320	$21,212	$98,706	$53,387

PERFORMANCE RATIOS
Net interest margin	3.33%	3.43%	3.51%	3.40%	3.51%
Return on average assets	1.05%	1.17%	1.00%	1.13%	0.64%
Adjusted return on average assets (3)	1.14%	1.17%	1.19%	1.16%	1.18%
Return on average shareholders' equity	8.30%	9.11%	7.44%	8.86%	4.72%
Return on average tangible common equity (1)	11.09%	11.97%	9.72%	11.72%	6.18%
Adjusted return on average tangible common equity	12.02%	11.97%	11.51%	11.97%	11.36%
Efficiency ratio (4)	54.53%	57.29%	57.00%	57.06%	57.80%

PER SHARE
Basic earnings	$0.17	$0.18	$0.15		$0.70	$0.37
Diluted earnings	0.17	0.18	0.15		0.70	0.37
Adjusted diluted earnings	0.18	0.18	0.17		0.71	0.67
Dividends	0.11	0.10	0.10		0.41	0.30	(a)
Average shares - basic	145,277,964	139,275,683	145,761,496		141,281,690	145,602,670
Average shares - diluted	145,850,861	139,825,134	146,244,467		141,823,607	146,044,058

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES
	Three Months Ended				Twelve Months Ended
	12/31/2014	9/30/2014	12/31/2013		12/31/2014	12/31/2013
Return on average tangible common equity
Return on average shareholders' equity	8.30%	9.11%	7.44%		8.86%	4.72%
Effect of goodwill and intangibles	2.79%	2.86%	2.28%		2.86%	1.46%
Return on average tangible common equity	11.09%	11.97%	9.72%		11.72%	6.18%
Average tangible equity
Average shareholders' equity	$1,169,815	$1,102,608	$1,130,943		$1,113,535	$1,130,290
Average goodwill and intangibles	(294,238)	(263,410)	(265,516)		(271,684)	(266,851)
Average tangible common equity	$875,577	$839,198	$865,427		$841,851	$863,439

Adjusted net income reconciliation
Net income	$24,477	$25,320	$21,212		$98,706	$53,387
After tax acquisition related expenses	2,054	—	—		2,054	—
After tax unrealized fair value gain on subordinated debentures	—	—	—		—	(1,372)
After tax loss on debt extinguishment	—	—	—		—	42,177
After tax corporate reorganization expense	—	—	3,900		—	3,900
Adjusted net income	$26,531	$25,320	$25,112		$100,760	$98,092

Diluted earnings per share
Net income	$0.17	$0.18	$0.15		$0.70	$0.37
After tax acquisition related expenses	0.01	—	—		0.01	—
After tax unrealized fair value gain on subordinated debentures	—	—	—		—	(0.01)
After tax loss on debt extinguishment	—	—	—		—	0.29
After tax corporate reorganization expense	—	—	0.03		—	0.03
Adjusted net income	$0.18	$0.18	$0.17	(b)	$0.71	$0.67	(b)

(a) In lieu of a 1st quarter 2013 cash dividend, the Company paid an additional dividend of $0.10 per share in the 4th quarter of 2012.
(b) Difference in summation of quarterly and year-to-date adjusted net income per share due to rounding

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2014

Unaudited, dollars in thousands except share and per share data
	As of
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
ASSETS
Cash and due from banks	$110,784	$96,856	$138,530	$128,991	$102,241
Interest-earning deposits with banks	303,055	98,512	73,384	55,335	181,282
Total cash and cash equivalents	413,839	195,368	211,914	184,326	283,523

Investment securities available-for-sale, at fair value	1,530,661	1,461,586	1,463,479	1,442,304	1,894,107
Investment securities held-to-maturity	921,042	864,234	892,536	918,340	438,445
Other securities	67,512	55,931	64,494	63,760	63,746
Loans held-for-sale	4,178	3,890	2,275	5,171	4,951

Loans	6,142,279	5,465,952	5,403,756	5,372,556	5,333,268
Allowance for loan losses	(90,675)	(88,927)	(89,848)	(93,252)	(96,367)
Loans, net	6,051,604	5,377,025	5,313,908	5,279,304	5,236,901

Premises and equipment, net	116,414	110,392	110,972	97,707	96,232
Accrued interest receivable	29,491	27,839	26,953	27,408	27,130
Bank owned life insurance	171,775	151,443	150,237	149,045	147,869
Other real estate owned and other repossessed assets	4,867	1,561	1,758	2,138	1,278
Goodwill	302,244	258,279	258,279	258,279	258,279
Other intangible assets, net	8,757	4,803	5,476	6,156	6,854
Unconsolidated investments	8,124	8,167	8,205	8,214	8,713
Other assets	120,357	112,482	107,887	115,229	123,820
TOTAL ASSETS	$9,750,865	$8,633,000	$8,618,373	$8,557,381	$8,591,848

LIABILITIES
Non-interest bearing deposits	$1,085,158	$990,438	$1,031,271	$1,028,572	$970,051
Interest bearing deposits	5,644,587	5,297,498	5,077,212	5,110,852	5,102,527
Total deposits	6,729,745	6,287,936	6,108,483	6,139,424	6,072,578

Customer repurchase agreements	607,705	580,290	587,686	561,170	551,736
Repurchase agreements	—	—	50,000	50,000	50,000
Federal Home Loan Bank advances	910,378	359,155	601,246	557,434	603,232
Senior long-term debt	125,000	125,000	—	—	—
Subordinated debentures	77,321	77,321	77,321	77,321	77,321
Accrued interest payable and other liabilities	112,077	96,114	92,229	89,583	105,115
TOTAL LIABILITIES	8,562,226	7,525,816	7,516,965	7,474,932	7,459,982

SHAREHOLDERS' EQUITY
Common stock	1,390,130	1,388,513	1,387,304	1,386,265	1,387,966
Accumulated deficit	(135,246)	(143,514)	(154,909)	(167,191)	(175,990)
Accumulated other comprehensive loss	(10,991)	(7,922)	(474)	(5,295)	(21,157)
Treasury stock	(55,254)	(129,893)	(130,513)	(131,330)	(58,953)
TOTAL SHAREHOLDERS' EQUITY	1,188,639	1,107,184	1,101,408	1,082,449	1,131,866

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$9,750,865	$8,633,000	$8,618,373	$8,557,381	$8,591,848

PER SHARE DATA
Book value	$8.08	$7.95	$7.91	$7.78	$7.76
Tangible book value (2)	$5.96	$6.06	$6.02	$5.88	$5.94
Dividends - quarterly	$0.11	$0.10	$0.10	$0.10	$0.10
Shares outstanding (end of period, net of treasury)	147,136,084	139,305,117	139,240,318	139,145,669	145,798,751

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,188,639	$1,107,184	$1,101,408	$1,082,449	$1,131,866
Goodwill and intangibles	(311,001)	(263,082)	(263,755)	(264,435)	(265,133)
Tangible common equity	$877,638	$844,102	$837,653	$818,014	$866,733
Shares outstanding	147,136,084	139,305,117	139,240,318	139,145,669	145,798,751
Tangible book value per share	$5.96	$6.06	$6.02	$5.88	$5.94

Total assets	$9,750,865	$8,633,000	$8,618,373	$8,557,381	$8,591,848
Goodwill and intangibles	(311,001)	(263,082)	(263,755)	(264,435)	(265,133)
Tangible assets	$9,439,864	$8,369,918	$8,354,618	$8,292,946	$8,326,715
Tangible common equity/tangible assets	9.30%	10.08%	10.03%	9.86%	10.41%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Adjusted net income (1)	$26,531	$25,320	$26,199	$22,710	$25,112
Average assets	$9,269,113	$8,569,734	$8,512,845	$8,479,686	$8,385,094
Adjusted return on average assets (annualized)	1.14%	1.17%	1.23%	1.09%	1.19%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2014

Unaudited, dollars in thousands except share and per share data
	For the Quarter Ended					For the Twelve Months Ended
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013	12/31/2014	12/31/2013
INTEREST INCOME
Loans, including fees	$58,532	$53,857	$52,476	$52,582	$54,600	$217,447	$220,158
Investment securities
Taxable	11,273	11,365	11,694	11,121	10,912	45,453	40,497
Tax-exempt	6,129	6,114	6,329	6,404	6,534	24,976	27,421
Deposits with banks	56	32	29	26	39	143	203
Total interest income	75,990	71,368	70,528	70,133	72,085	288,019	288,279
INTEREST EXPENSE
Deposits	4,616	4,483	4,671	4,773	5,166	18,543	22,379
Customer repurchase agreements	432	399	400	393	407	1,624	1,805
Repurchase agreements	—	197	608	601	615	1,406	2,571
Short-term borrowings	—	—	1	—	—	1	41
Federal Home Loan Bank advances	1,398	1,297	1,369	1,548	1,287	5,612	6,329
Senior long-term debt	1,365	227	—	—	—	1,592	—
Subordinated debentures	535	535	528	529	538	2,127	3,092
Total interest expense	8,346	7,138	7,577	7,844	8,013	30,905	36,217
Net interest income	67,644	64,230	62,951	62,289	64,072	257,114	252,062
Provision for loan losses	3,500	1,000	—	1,251	1,000	5,751	5,250
Net interest income after provision for loan losses	64,144	63,230	62,951	61,038	63,072	251,363	246,812
NON-INTEREST INCOME
Wealth management	7,123	6,945	7,133	6,866	6,609	28,067	27,309
Service charges on deposit accounts	3,725	3,826	3,534	3,384	3,827	14,469	15,234
Insurance commissions and fees	2,979	3,029	3,209	3,597	3,028	12,814	12,692
Cash management and electronic banking fees	4,951	4,720	4,869	4,526	4,782	19,066	18,914
Mortgage banking	1,213	987	936	716	902	3,852	6,500
Bank owned life insurance	1,341	1,238	1,218	1,198	1,389	4,995	5,116
Earnings (losses) of unconsolidated investments	(43)	(20)	(9)	(477)	57	(549)	710
Gain on sale of non-performing loans	—	—	946	—	—	946	—
Other operating income	2,128	2,146	2,560	1,660	2,120	8,494	9,427
Net gains from fair value changes on subordinated debentures	—	—	—	—	—	—	2,111
Net gains on sales of investment securities	13	—	—	8	—	21	54
Total non-interest income	23,430	22,871	24,396	21,478	22,714	92,175	98,067
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	27,836	29,655	28,887	29,201	29,035	115,579	117,000
Premises and equipment	8,254	7,769	7,709	8,212	7,721	31,944	30,447
FDIC insurance	1,344	1,140	1,200	1,317	1,356	5,001	5,467
Other operating expenses	14,402	13,594	14,318	13,607	13,721	55,921	58,109
Acquisition related expenses	2,878	—	—	—	—	2,878	—

Loss on debt extinguishment	—	—	—	—	—	—	64,888
Corporate reorganization expense	—	—	—	—	6,000	—	6,000
Total non-interest expense	54,714	52,158	52,114	52,337	57,833	211,323	281,911
Income before income taxes	32,860	33,943	35,233	30,179	27,953	132,215	62,968
Income tax expense	8,383	8,623	9,034	7,469	6,741	33,509	9,581
NET INCOME	$24,477	$25,320	$26,199	$22,710	$21,212	$98,706	$53,387

PER SHARE
Basic earnings	$0.17	$0.18	$0.19	$0.16	$0.15	$0.70	$0.37
Diluted earnings	$0.17	$0.18	$0.19	$0.16	$0.15	$0.70	$0.37
Adjusted diluted earnings	$0.18	$0.18	$0.19	$0.16	$0.17	$0.71	$0.67
Average shares - basic	145,277,964	139,275,683	139,191,923	141,360,180	145,761,496	141,281,690	145,602,670
Average shares - diluted	145,850,861	139,825,134	139,719,980	141,877,066	146,244,467	141,823,607	146,044,058

SUPPLEMENTAL DATA (annualized, average)
Return on assets	1.05%	1.17%	1.23%	1.09%	1.00%	1.13%	0.64%
Adjusted return on assets (3)	1.14%	1.17%	1.23%	1.09%	1.19%	1.16%	1.18%
Return on shareholders' equity	8.30%	9.11%	9.67%	8.42%	7.44%	8.86%	4.72%
Return on tangible common equity (1)	11.09%	11.97%	12.77%	11.11%	9.72%	11.72%	6.18%
Adjusted return on tangible common equity	12.02%	11.97%	12.77%	11.11%	11.51%	11.97%	11.36%
Efficiency ratio (4)	54.53%	57.29%	57.02%	59.60%	57.00%	57.06%	57.80%

(4) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Efficiency Ratio Calculation
Non-interest expense	$54,714	$52,158	$52,114	$52,337	$57,833	$211,323	$281,911
Less:
Acquisition related expenses	2,878	—	—	—	—	2,878	—
Loss on debt extinguishment	—	—	—	—	—	—	64,888
Corporate reorganization expense	—	—	—	—	6,000	—	6,000
Operating expenses	$51,836	$52,158	$52,114	$52,337	$51,833	$208,445	$211,023

Net interest income (taxable equivalent)	$71,641	$68,166	$66,992	$66,351	$68,223	$273,150	$269,219

Non-interest income	23,430	22,871	24,396	21,478	22,714	92,175	98,067
Less:
Net gains from fair value changes on subordinated debentures	—	—	—	—	—	—	2,111
Net gains on investment securities	13	—	—	8	—	21	54
Adjusted revenue	$95,058	$91,037	$91,388	$87,821	$90,937	$365,304	$365,121

Efficiency Ratio	54.53%	57.29%	57.02%	59.60%	57.00%	57.06%	57.80%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2014

Unaudited, dollars in thousands except share and per share data

	For the Quarter Ended					For the Twelve Months Ended
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013	12/31/2014	12/31/2013
CHARGE-OFFS
Loan charge-offs	$3,781	$3,097	$5,125	$5,018	$7,523	$17,021	$24,993
Recoveries on loans	(2,029)	(1,176)	(1,721)	(652)	(2,127)	(5,578)	(5,155)
Net loan charge-offs	$1,752	$1,921	$3,404	$4,366	$5,396	$11,443	$19,838
Net loan charge-offs to average loans (annualized)	0.12%	0.14%	0.25%	0.33%	0.41%	0.21%	0.38%

NET CHARGE-OFF DETAIL
Commercial and industrial loans	$(537)	$19	$2,049	$1,150	$5,157	$2,681	$12,150

Commercial real estate-permanent	245	1,072	599	423	(523)	2,339	1,064
Commercial real estate-construction	(628)	(221)	90	30	(167)	(729)	215
Total commercial real estate loans	(383)	851	689	453	(690)	1,610	1,279

Residential mortgages	1,139	138	162	1,681	56	3,120	2,120
Home equity lines and loans	723	355	389	784	439	2,251	2,512
All other consumer loans	810	558	115	298	434	1,781	1,777
Total consumer loans	2,672	1,051	666	2,763	929	7,152	6,409

Net loans charged-off	$1,752	$1,921	$3,404	$4,366	$5,396	$11,443	$19,838

	As of
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
ASSET QUALITY AND OTHER DATA
Non-accrual commercial and industrial loans	$21,931	$11,205	$9,641	$13,501	$14,935

Non-accrual commercial real estate-permanent	7,915	2,887	4,811	3,513	4,258
Non-accrual commercial real estate-construction	8,113	8,547	9,674	10,425	12,128
Total non-accrual commercial real estate loans	16,028	11,434	14,485	13,938	16,386

Non-accrual residential mortgages	7,706	6,803	6,265	6,779	7,037
Non-accrual home equity lines and loans	3,426	3,961	3,631	4,041	4,787
All other non-accrual consumer loans	1,746	1,467	1,495	1,701	1,731
Total non-accrual consumer loans	12,878	12,231	11,391	12,521	13,555

Total non-accrual loans	50,837	34,870	35,517	39,960	44,876

Restructured loans	8,255	7,996	7,969	8,152	7,715
Total non-performing loans	59,092	42,866	43,486	48,112	52,591

Acquired other real estate owned	3,675	—	—	—	—
Other real estate owned and repossessed assets	1,192	1,561	1,758	2,138	1,278
Total other real estate owned and repossessed assets	4,867	1,561	1,758	2,138	1,278

Total non-performing assets	63,959	44,427	45,244	50,250	53,869

Loans 90+ days past due & still accruing	2,183	2,961	2,097	2,310	3,466
Total non-performing assets and loans 90+ days past due	$66,142	$47,388	$47,341	$52,560	$57,335

Allowance for loan losses	$90,675	$88,927	$89,848	$93,252	$96,367
Allowance for loan losses/non-performing loans	153.4%	207.5%	206.6%	193.8%	183.2%
Allowance for loan losses/non-performing assets and loans 90+ days past due (excluding acquired other real estate owned)	145.2%	187.7%	189.8%	177.4%	168.1%
Allowance for loan losses/non-performing assets and loans 90+ days past due	137.1%	187.7%	189.8%	177.4%	168.1%
Allowance for loan losses/total loans (excluding acquired loans at period end)	1.63%	1.63%	1.66%	1.73%	1.81%
Allowance for loan losses/total loans	1.48%	1.63%	1.66%	1.73%	1.81%
Provision/charge-offs, net	199.8%	52.1%	0.00%	28.7%	18.5%

Classified loans excluding acquired classified loans	$153,255	$169,790	$173,610	$174,465	$191,589
Acquired classified loans	9,534	—	—	—	—
Total classified loans	$162,789	$169,790	$173,610	$174,465	$191,589

Classified loans/total loans (excluding acquired loans at period end)	2.75%	3.10%	3.21%	3.24%	3.59%
Total classified loans/total loans	2.65%	3.10%	3.21%	3.24%	3.59%
Delinquent loans (c)	$22,300	$20,171	$17,316	$16,819	$29,435
Delinquent loans/total loans	0.36%	0.37%	0.32%	0.31%	0.55%
Non-performing loans/total loans	0.96%	0.78%	0.80%	0.89%	0.99%

REGULATORY CAPITAL DATA
Tier 1 Capital	$963,629	$927,023	$913,126	$888,565	$941,926
Tier 1 Leverage Ratio	10.78%	11.18%	11.09%	10.83%	11.63%
Tier 1 Ratio	13.91%	14.77%	14.64%	14.44%	15.46%
Total Capital	$1,050,295	$1,005,629	$991,235	$965,705	$1,018,316
Total Capital Ratio	15.16%	16.02%	15.89%	15.69%	16.72%
Total Risk-Weighted Assets	$6,929,235	$6,278,140	$6,237,016	$6,155,090	$6,091,183

(c) Includes loans 30-89 days past due and loans 90+ days past due and still accruing.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2014

Unaudited, dollars in thousands except share and per share data
	As of
Earning Assets / Liabilities	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Loan portfolio composition (regulatory):
Commercial / industrial	$852,804	$804,283	$815,168	$865,533	$796,797
Commercial real estate (d)	2,172,858	1,994,773	1,993,408	1,943,744	1,926,978
Residential mortgage	1,550,378	1,181,503	1,155,551	1,161,220	1,181,020
Real estate construction and land development	261,916	260,054	242,047	243,216	256,483
Home equity	875,903	817,723	803,553	787,334	794,709
Consumer	239,807	224,614	216,478	210,395	209,729
Other	192,791	186,892	179,826	166,285	172,503
Total	6,146,457	5,469,842	5,406,031	5,377,727	5,338,219

Investment securities and other securities	2,519,215	2,381,751	2,420,509	2,424,404	2,396,298
Other earning assets	303,055	98,512	73,384	55,335	181,282
Total earning assets (net of loan loss reserve)	$8,878,052	$7,861,178	$7,810,076	$7,764,214	$7,819,432
(d) Includes owner occupied

Loan portfolio composition (internal):
Commercial & industrial
Business purpose, real estate secured	$929,999	$897,812	$884,697	$861,101	$885,135
Business purpose, not secured by real estate	995,051	944,207	968,183	1,002,296	939,121
Owner occupied commercial real estate
Permanent	623,712	566,007	590,148	593,595	589,765
Construction / development	51,105	49,826	45,924	47,505	46,415
Leasing	—	18	41	97	228
Total commercial & industrial	2,599,867	2,457,870	2,488,993	2,504,594	2,460,664

Commercial real estate
Non-owner occupied
Permanent	1,229,318	1,086,346	1,042,928	1,021,271	994,838
Construction / development	203,542	208,728	182,506	183,586	198,334
Total commercial real estate	1,432,860	1,295,074	1,225,434	1,204,857	1,193,172
Total commercial	4,032,727	3,752,944	3,714,427	3,709,451	3,653,836

Consumer
Residential mortgage (personal purpose)
Permanent	893,732	644,919	644,322	637,273	643,506
Construction	14,625	16,004	13,128	10,922	8,719
Total residential mortgages	908,357	660,923	657,450	648,195	652,225

Home equity and direct installment	253,358	162,188	172,785	180,996	193,089
Home equity lines of credit	660,472	614,298	591,331	572,301	569,519
Total home equity	913,830	776,486	764,116	753,297	762,608

Private banking credit lines	96,689	95,049	95,324	94,582	99,859
Indirect vehicle and other	190,676	180,550	172,439	167,031	164,740
All other consumer	287,365	275,599	267,763	261,613	264,599

Total consumer	2,109,552	1,713,008	1,689,329	1,663,105	1,679,432

Loans	6,142,279	5,465,952	5,403,756	5,372,556	5,333,268

Loans held-for-sale	4,178	3,890	2,275	5,171	4,951

Total loans	$6,146,457	$5,469,842	$5,406,031	$5,377,727	$5,338,219

Deposit composition:
Savings	$678,294	$544,625	$552,885	$547,255	$526,576
NOW accounts	1,913,399	1,981,608	1,689,381	1,667,272	1,655,425
Money market accounts	1,827,233	1,658,815	1,684,410	1,680,900	1,670,035
Time Deposits less than $100k	891,964	797,535	831,390	870,921	896,700
Time Deposits $100k or greater	333,697	314,915	319,146	344,504	353,791
Total interest bearing deposits	5,644,587	5,297,498	5,077,212	5,110,852	5,102,527

Non-interest bearing deposits	1,085,158	990,438	1,031,271	1,028,572	970,051

Total deposits	$6,729,745	$6,287,936	$6,108,483	$6,139,424	$6,072,578

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2014

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of										Twelve Months, as of
	12/31/2014		9/30/2014		6/30/2014		3/31/2014		12/31/2013		12/31/2014		12/31/2013
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total loans*	$5,932,806	3.96%	$5,406,073	4.00%	$5,360,641	3.97%	$5,342,648	4.04%	$5,256,841	4.17%	$5,511,872	3.99%	$5,238,606	4.25%
Investment securities*	2,470,862	3.32%	2,400,867	3.43%	2,414,063	3.56%	2,409,287	3.53%	2,375,893	3.50%	2,423,876	3.46%	2,338,023	3.54%
Interest earning deposits	124,710	0.18%	85,310	0.15%	67,112	0.17%	69,222	0.15%	89,530	0.17%	86,737	0.16%	101,603	0.20%

Total earning assets	8,528,378	3.72%	7,892,250	3.79%	7,841,816	3.81%	7,821,157	3.85%	7,722,264	3.92%	8,022,485	3.79%	7,678,232	3.98%
Total assets	9,269,113		8,569,734		8,512,845		8,479,686		8,385,094		8,709,629		8,330,441

Savings	638,913	0.10%	549,589	0.10%	550,336	0.10%	534,699	0.10%	524,647	0.10%	568,618	0.10%	520,022	0.10%
NOW accounts	1,987,346	0.15%	1,845,595	0.15%	1,717,629	0.14%	1,618,547	0.13%	1,873,519	0.14%	1,793,436	0.14%	1,648,660	0.14%
Money market accounts	1,788,019	0.22%	1,681,361	0.22%	1,687,193	0.21%	1,671,200	0.21%	1,649,960	0.23%	1,707,194	0.22%	1,650,376	0.27%
Time deposits	1,210,685	0.88%	1,132,513	0.96%	1,179,576	1.03%	1,233,794	1.06%	1,273,664	1.07%	1,188,923	0.98%	1,388,789	1.08%

Total interest bearing deposits	5,624,963	0.33%	5,209,058	0.34%	5,134,734	0.36%	5,058,240	0.38%	5,321,790	0.39%	5,258,171	0.35%	5,207,847	0.43%

Non-interest bearing deposits	1,078,218		1,005,457		1,006,120		968,129		984,037		1,014,758		933,849
Total deposits	6,703,181	0.27%	6,214,515	0.29%	6,140,854	0.31%	6,026,369	0.32%	6,305,827	0.33%	6,272,929	0.30%	6,141,696	0.36%

Customer repurchase agreements	589,944	0.29%	546,119	0.29%	546,284	0.29%	541,041	0.29%	529,541	0.30%	555,954	0.29%	529,770	0.34%
Repurchase agreements	—	0.00%	16,032	4.87%	50,000	4.87%	50,000	4.87%	50,000	4.87%	28,836	4.87%	74,496	3.45%
Short-term borrowings	—	0.00%	—	0.00%	407	0.63%	—	0.00%	54	0.00%	101	0.63%	9,680	0.42%
Federal Home Loan Bank advances	503,081	1.10%	505,349	1.02%	521,753	1.05%	596,818	1.05%	190,670	2.68%	531,421	1.06%	269,488	2.35%
Senior long-term debt	125,000	4.33%	20,380	4.42%	—	0.00%	—	0.00%	—	0.00%	36,644	4.34%	—	0.00%
Subordinated debentures	77,321	2.75%	77,321	2.75%	77,321	2.74%	77,321	2.77%	77,321	2.76%	77,321	2.75%	89,128	3.47%
Total deposits and borrowings	7,998,527	0.41%	7,379,716	0.38%	7,336,619	0.41%	7,291,549	0.44%	7,153,413	0.44%	7,503,206	0.41%	7,114,258	0.51%
Total interest bearing liabilities	$6,920,309	0.48%	$6,374,259	0.44%	$6,330,499	0.48%	$6,323,420	0.50%	$6,169,376	0.52%	$6,488,448	0.48%	$6,180,409	0.59%

Net interest margin (FTE)		3.33%		3.43%		3.43%		3.44%		3.51%		3.40%		3.51%

Wealth assets under management, at period end	$2,501,015	$2,411,463	$2,574,509	$2,497,185	$2,504,717

*Fully taxable equivalent ("FTE") basis, using a 35% effective tax rate.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2014

Unaudited

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

	Quarterly, as of
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
PA
Total number of retail branch offices	119	110	110	118	119
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	127	120	117	123	124

NJ
Total number of retail branch offices	7	—	—	—	—
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	6	—	—	—	—

MD
Total number of retail branch offices	1	1	1	1	1
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	1	1	1	1	1

TOTAL
Total number of retail branch offices	127	111	111	119	120
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	134	121	118	124	125

EOP employees (full-time equivalent)	1,658	1,549	1,574	1,591	1,631